UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2021
_______________________
Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of Allogene Therapeutics, Inc. (“Allogene”) reviewed the performance and compensation of Rafael Amado, M.D., Chief Medical Officer and Executive Vice President of Research and Development.

Dr. Amado has had extraordinary achievements to date in 2021, including initiating Allogene’s clinical trial of ALLO-316 in advanced or metastatic clear cell renal cell carcinoma, accelerating the advancement of Allogene’s TurboCAR technology and achieving clearance of an IND for Allogene’s first TurboCAR candidate, ALLO-605, in relapsed/refractory multiple myeloma, and recently advancing positive data from Allogene’s clinical trials of ALLO-501 and ALLO-501A in relapsed/refractory non-Hodgkin lymphoma. In light of these achievements and as a retention measure, the Committee increased Dr. Amado’s annual base salary for the remainder of 2021 from $525,000 to $600,000. In addition, the Committee granted an equity award of 200,534 restricted stock units, with 33,422 vesting in one year, 66,844 vesting in two years and 100,268 vesting in three years. The Committee believes the equity grant is a critical retention measure ahead of Allogene’s plans for rapid advancement of its pipeline, including the potential initiation of a planned pivotal trial of ALLO-501A at the end of 2021 and potential future submission for approval of ALLO-501A.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: May 20, 2021